Reserves	12 Months Ended
Jun. 30, 2025
Disclosure [Abstract]
Reserves
Note 20. Reserves

	2025	2024	2023
	A$’000	A$’000	A$’000

Foreign currency reserve	(773)	(750)	(742)
Share-based payments reserve	3,873	4,225	4,423

	3,100	3,475	3,681

Foreign currency translation reserve
The reserve is used to recognize exchange differences arising from translation of the consolidated financial statements of foreign operations to Australian dollars.
Share based payments reserve
The reserve is used to recognize the value of equity benefits provided to employees and executive directors as part of their remuneration, and other parties as part of their compensation for services.
For the year ended 30 June 2025, there were A$0.7 million (2024: A$0.5 million) issuances from the share-based payment reserve for Employee Share Option plan and A$1.0 million (2024: A$0.7 million) expirations and forfeitures.